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                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cell Robotics International, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary Oppedahl, Chief Executive Officer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, based upon a review of the Report, that, subject to the qualification noted below:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         In rendering this certification, I note that certain information in the Report relates to periods prior to Gary Oppedahl's affiliation with the Company. Mr. Oppedahl was elected President and Chief Executive Officer of the Company on July 15, 2002.


                                               /s/Gary Oppedahl
                                               ---------------------------------
                                               Gary Oppedahl
                                               Chief Executive Officer
                                               Cell Robotics International, Inc.
                                               August 14, 2002


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cell Robotics International, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul Johnson, Chief Financial Officer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, based upon a review of the Report, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                               /s/Paul Johnson
                                               ---------------------------------
                                               Paul Johnson
                                               Chief Financial Officer
                                               Cell Robotics International, Inc.
                                               August 14, 2002